Exhibit 99.2 Supplemental Information 4th Quarter 2017

2 Financial Overview 3 Segment Overview 7 Senior Housing 8 Ancillary Services 13 G&A Expense & Transaction Costs 14 Capital Expenditures 15 Cash Lease Payments 16 Unconsolidated Ventures 17 Debt & Liquidity 18 Net Asset Value Elements 20 Definitions 21 Appendix: Consolidated Statements of Cash Flows 24 Non-GAAP Financial Measures 25 Table of Contents

Overview

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s, except Total RevPAR)	2016 Q4	2017 Q1	2017 Q2	2017 Q3	2017 Q4	YoY Q4
Resident fee and management fee revenue	$ 1,030,338	$ 1,032,821	$ 956,512	$ 941,030	$ 925,622	*(10.2)%*
Net income (loss)	$ (268,600)	$ (126,361)	$ (46,337)	$ (413,929)	$ 15,021	*NM*
Net cash provided by operating activities	$ 88,451	$ 66,766	$ 133,108	$ 83,235	$ 83,555	*(5.5)%*
Adjusted EBITDA	$ 184,198	$ 198,296	$ 160,325	$ 141,829	$ 138,116	*(25.0)%*
Adjusted Free Cash Flow	$ 33,156	$ 63,445	$ 39,959	$ 5,804	$ (11,655)	*NM*
Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures	$ 17,989	$ 17,126	$ 18,219	$ 16,788	$ 17,723	*(1.5)%*
Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures	$ 6,763	$ 8,750	$ 7,920	$ 6,709	$ 12,037	*78.0 %*
Total RevPAR	$ 4,310	$ 4,405	$ 4,392	$ 4,386	$ 4,463	*3.5 %*

As of December 31, 2017



Managed - 3rd Party: 61
Managed-Venture: 168
Leased: 434
1,023 communities
Owned: 360



Managed - 3rd Party: 8,222
Leased: 34,102
Managed-Venture (1): 25,719
100,582 units
Owned: 32,539

Q4 2017 weighted average unit occupancy

Occupancy Band	Community Count	Community % of Period End Communities
Greater than 95%	237	23%
90% < 95%	181	18%
85% < 90%	191	19%
80% < 85%	127	12%
Less than 80%	287	28%
Total	1,023	

Consolidated Portfolio Average Asset Age	~ 21.4 years

(1) Brookdale's weighted average unit ownership percentage is 23.5%.

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDA, Adjusted Free Cash Flow, Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures and Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures are financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (GAAP). See the definitions of such measures under "Definitions" below and important information regarding such measures, including reconciliations to the most comparable GAAP financial measures, under "Non-GAAP Financial Measures" below.

3

4 Segment Overview (1) Senior Housing Segments Re venue (2) Segme nt O pe ra ting In come (3) (1) Brookdale’s five segments are Retirement Centers, Assisted Living, CCRCs-Rental (which combined are referred to as Senior Housing), Brookdale Ancillary Services and Management Services. (2) Percentage of revenue is based on Q4 2017 resident fee and management fee revenue. (3) Percentage of segment operating income is based on Q4 2017 results. Brookdale Ancillary Services 12% Management Services 2% Senior Housing 86% Brookdale Ancillary Services 4% Management Services 7% Senior Housing 89% CCRCs - Rental 13% Retirement Centers 20% Assisted Living 67% CCRCs - Rental 9% Retirement Centers 25% Assisted Living 66% Consolidated Portfolio Overview

Adjusted EBITDA and Adjusted Free Cash Flow

BROOKDALE
— SENIOR LIVING SOLUTIONS —

(All amounts in 000s)	2016	2017				YoY
	Q4	Q1	Q2	Q3	Q4	Q4
Resident fee and management fee revenue	1,030,338	1,032,821	956,512	941,030	925,622	
Less: Facility operating expense [(1)]	(686,176)	(674,542)	(642,405)	(650,654)	(634,554)	
Combined Segment Operating Income	344,162	358,279	314,107	290,376	291,068	*(15.4)%*
Less: G&A expenses (including non-cash stock-based compensation expense)	(66,668)	(65,560)	(67,090)	(63,779)	(59,017)	
Add: Non-cash stock-based compensation expense	5,067	7,774	7,246	7,527	5,285	
Less: Transaction costs	(2,040)	(7,593)	(3,339)	(1,992)	(9,649)	
Less: Cash operating lease payments (see page 16)	(96,323)	(94,604)	(90,599)	(90,303)	(89,571)	
Adjusted EBITDA	**184,198**	**198,296**	**160,325**	**141,829**	**138,116**	***(25.0)%***
Less: Interest expense, net	(85,594)	(83,645)	(69,076)	(71,157)	(67,054)	
Less: Lease financing debt amortization	(16,409)	(17,248)	(14,382)	(14,626)	(18,650)	
Add: Proceeds from entrance fees, net of refunds and amortization	1,575	(173)	541	(547)	811	
Add/Less: Other [(2)]	(1,251)	937	1,383	(8,690)	7,030	
Less: Non-Development Capital Expenditures, net *(see page 15)*	(49,363)	(34,722)	(38,832)	(41,005)	(71,908)	
Adjusted Free Cash Flow	**$ 33,156**	**$ 63,445**	**$ 39,959**	**$ 5,804**	**$ (11,655)**	***NM***
Brookdale's Proportionate Share of Unconsolidated Ventures						
Adjusted EBITDA	**$ 17,989**	**$ 17,126**	**$ 18,219**	**$ 16,788**	**$ 17,723**	***(1.5)%***
Adjusted Free Cash Flow	**$ 6,763**	**$ 8,750**	**$ 7,920**	**$ 6,709**	**$ 12,037**	***78.0 %***
Weighted average shares used in computing basic net income (loss) per share	**185,684**	**185,689**	**186,212**	**186,298**	**186,412**	

(1) Includes hurricane and natural disaster expense of $5.3 million and $1.9 million in Q3 2017 and Q4 2017, respectively.
(2) Primarily consists of proceeds from property insurance, cash paid for debt modification and extinguishment costs and cash paid for state income taxes.

5

Adjusted EBITDA and Adjusted Free Cash Flow Distribution

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s)	Q4 2017					
	Total	Senior Housing Owned Portfolio	Senior Housing Leased Portfolio	Ancillary Services	Management Services	Other [1]
Resident fee and management fee revenue	$ 925,622	$ 377,586	$ 415,169	$ 113,496	$ 19,371	$ —
Less: Facility operating expense	(634,554)	(260,799)	(273,052)	(100,703)	—	—
Combined Segment Operating Income	291,068	116,787	142,117	12,793	19,371	—
Less: G&A expenses (including non-cash stock-based compensation expense)	(59,017)	(15,176)	(16,686)	(7,630)	(12,979)	(6,546)
Add: Non-cash stock-based compensation expense	5,285	—	—	—	—	5,285
Less: Transaction costs	(9,649)	—	—	—	—	(9,649)
Less: Cash operating lease payments	(89,571)	—	(87,531)	—	—	(2,040)
Adjusted EBITDA	**138,116**	**101,611**	**37,900**	**5,163**	**6,392**	**(12,950)**
Less: Interest expense, net	(67,054)	(46,031)	(22,794)	(132)	—	1,903
Less: Lease financing debt amortization	(18,650)	—	(17,322)	—	—	(1,328)
Add: Proceeds from entrance fees, net of refunds and amortization	811	—	811	—	—	—
Add/Less: Other	7,030	—	—	—	—	7,030
Less: Non-Development Capital Expenditures, net	(71,908)	(29,356)	(29,119)	(3)	—	(13,430)
Adjusted Free Cash Flow	**$ (11,655)**	**$ 26,224**	**$ (30,524)**	**$ 5,028**	**$ 6,392**	**$ (18,775)**

(1) Other is primarily comprised of corporate capital expenditures, unallocated G&A expense (primarily strategic project costs), non-cash stock-based compensation, transaction costs, and debt modification costs.

6

Segment Overview

BROOKDALE
—SENIOR LIVING SOLUTIONS—

($ in 000s, except RevPAR and RevPOR)	2016 Q4	2017 Q1	2017 Q2	2017 Q3	2017 Q4	YoY Q4
Total Senior Housing, Brookdale Ancillary and Management Services[1]						
Revenue	$ 1,030,338	$ 1,032,821	$ 956,512	$ 941,030	$ 925,622	*(10.2)%*
Combined Segment Operating Income	$ 344,162	$ 358,279	$ 314,107	$ 290,376	$ 291,068	*(15.4)%*
Combined Segment Operating Margin	*33.4%*	*34.7%*	*32.8%*	*30.9%*	*31.4%*	*-200 bps*
Senior Housing *(see page 8)*						
Revenue	$ 896,032	$ 904,955	$ 823,880	$ 812,288	$ 792,755	*(11.5)%*
Senior Housing Operating Income	$ 307,609	$ 326,756	$ 278,562	$ 262,415	$ 258,904	*(15.8)%*
Senior Housing Operating Margin	*34.3%*	*36.1%*	*33.8%*	*32.3%*	*32.7%*	*-160 bps*
Number of communities (period end)	902	838	829	820	794	
Period end number of units	77,135	71,186	70,263	69,675	66,641	
Total Average Units	78,029	76,862	70,833	70,112	67,652	
RevPAR	$ 3,823	$ 3,919	$ 3,873	$ 3,860	$ 3,904	*2.1 %*
Weighted average unit occupancy	86.0%	85.3%	84.6%	84.8%	85.2%	*-80 bps*
RevPOR	$ 4,446	$ 4,597	$ 4,580	$ 4,552	$ 4,584	*3.1 %*
Brookdale Ancillary Services Segment						
Revenue	$ 114,042	$ 111,972	$ 110,190	$ 110,604	$ 113,496	*(0.5)%*
Segment Operating Income	$ 16,289	$ 15,629	$ 13,103	$ 9,823	$ 12,793	*-21.5 %*
Segment Operating Margin	*14.3%*	*14.0%*	*11.9%*	*8.9%*	*11.3%*	*-300 bps*
Management Services Segment						
Segment Operating Income (comprised solely of management fees)	$ 20,264	$ 15,894	$ 22,442	$ 18,138	$ 19,371	*(4.4)%*
G&A Allocation *(see page 14)*	(9,505)	(11,238)	(14,184)	(13,134)	(12,979)	*36.5 %*
Segment Operating Income (Adjusted to Include G&A Allocation)	$ 10,759	$ 4,656	$ 8,258	$ 5,004	$ 6,392	*(40.6)%*
Segment Operating Margin (Adjusted to Include G&A Allocation)	*53.1%*	29.3%	36.8%	27.6%	33.0%	*-2010 bps*
Resident fee revenue under management	$ 297,713	$ 310,050	$ 371,381	$ 371,165	$ 386,253	
Number of communities (period end)	153	214	210	211	229	
Period end number of units	25,633	31,284	31,454	31,527	33,941	
Total Average Units	25,623	25,702	31,361	31,417	33,176	
RevPAR	$ 3,873	$ 3,939	$ 3,876	$ 3,864	$ 3,804	*(1.8)%*
Weighted average occupancy	86.8%	86.3%	84.8%	84.5%	84.7%	*-210 bps*
RevPOR	$ 4,367	$ 4,549	$ 4,570	$ 4,566	$ 4,483	*2.7 %*

(1) Excludes reimbursed costs on behalf of managed communities of $178,530, $183,945, $229,960, $236,958, and $240,268 (in thousands), respectively.

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Senior Housing Segments

BROOKDALE
—SENIOR LIVING SOLUTIONS—

($ in 000s, except RevPAR and RevPOR)	2016	2017				YoY
	Q4	Q1	Q2	Q3	Q4	Q4
Retirement Centers						
Revenue	$ 169,381	$ 172,620	$ 162,248	$ 161,986	$ 157,342	(7.1)%
Segment Operating Income	$ 72,215	$ 74,002	$ 67,297	$ 65,907	$ 64,211	(11.1)%
Segment Operating Margin	*42.6%*	*42.9%*	*41.5%*	*40.7%*	*40.8%*	*-180 bps*
Number of communities (period end)	93	86	86	85	84	
Period end number of units	17,017	16,071	16,071	15,961	15,042	
Total Average Units	17,115	17,108	16,071	16,061	15,256	
RevPAR	$ 3,299	$ 3,363	$ 3,365	$ 3,362	$ 3,438	4.2 %
Weighted average unit occupancy	88.9%	88.0%	87.3%	87.6%	88.1%	*-80 bps*
RevPOR	$ 3,711	$ 3,823	$ 3,857	$ 3,836	$ 3,905	5.2 %
Assisted Living						
Revenue	$ 581,827	$ 590,537	$ 547,430	$ 542,227	$ 530,494	(8.8)%
Segment Operating Income	$ 204,044	$ 217,439	$ 186,921	$ 173,576	$ 171,122	(16.1)%
Segment Operating Margin	*35.1%*	*36.8%*	*34.1%*	*32.0%*	*32.3%*	*-280 bps*
Number of communities (period end)	768	720	713	705	682	
Period end number of units	50,682	47,296	46,999	46,520	44,773	
Total Average Units	51,087	50,540	47,246	46,858	45,448	
RevPAR	$ 3,796	$ 3,895	$ 3,862	$ 3,857	$ 3,891	2.5 %
Weighted average unit occupancy	85.6%	84.7%	83.9%	84.2%	84.5%	*-110 bps*
RevPOR	$ 4,437	$ 4,600	$ 4,602	$ 4,582	$ 4,604	3.8 %
CCRCs - Rental						
Revenue	$ 144,824	$ 141,798	$ 114,202	$ 108,075	$ 104,919	(27.6)%
Segment Operating Income	$ 31,350	$ 35,315	$ 24,344	$ 22,932	$ 23,571	(24.8)%
Segment Operating Margin	*21.6%*	*24.9%*	*21.3%*	*21.2%*	*22.5%*	*90 bps*
Number of communities (period end)	41	32	30	30	28	
Period end number of units	9,436	7,819	7,193	7,194	6,826	
Total Average Units	9,827	9,214	7,516	7,193	6,948	
RevPAR	$ 4,876	$ 5,086	$ 5,028	$ 4,989	$ 5,012	2.8 %
Weighted average unit occupancy	83.2%	83.5%	83.0%	82.6%	83.2%	*0 bps*
RevPOR	$ 5,861	$ 6,091	$ 6,063	$ 6,046	$ 6,027	2.8 %

8

9 Revenue $ 750,187 $ 770,151 $ 759,151 $ 754,903 $ 754,272 0.5 % Community Labor Expense (309,553) (312,633) (319,566) (324,268) (328,079) Other facility operating expense (170,093) (166,905) (172,963) (175,620) (173,520) Facility operating expense (1) (479,646) (479,538) (492,529) (499,888) (501,599) Same Community Operating Income $ 270,541 $ 290,613 $ 266,622 $ 255,015 $ 252,673 (6.6)% Same Community Operating Margin 36.1% 37.7% 35.1% 33.8% 33.5% -260 bps Number of communities (period end) 775 775 775 775 775 Total Average Units 63,779 63,770 63,761 63,755 63,736 RevPAR $ 3,919 $ 4,023 $ 3,966 $ 3,945 $ 3,942 0.6 % Weighted average unit occupancy 86.7% 86.1% 85.3% 85.5% 85.6% -110 bps RevPOR $ 4,519 $ 4,675 $ 4,652 $ 4,616 $ 4,604 1.9% ($ in 000s, except RevPAR and RevPOR) 2016 2017 YoY Q4 Q1 Q2 Q3 Q4 Q4 Same Community Operating Income/Weighted average unit occupancy Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 86.7% 86.1% 85.3% 85.5% 85.6% $270,541 $290,613 $266,622 $255,015 $252,673 Same Community RevPAR Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 $3,919 $4,023 $3,966 $3,945 $3,942 Senior Housing: Same Community (1) Excludes hurricane and natural disaster expense.

10 Resident fee revenue $ 383,588 $ 388,310 $ 381,418 $ 376,896 $ 377,586 Less: Facility operating expense (259,430) (252,673) (257,991) (261,069) (260,799) Owned Portfolio Operating Income 124,158 135,637 123,427 115,827 116,787 (5.9)% Less: G&A Portfolio Allocation (see page 14) (16,163) (16,808) (17,580) (16,326) (15,176) Owned Portfolio Operating Income (Adjusted to Include G&A Allocation) $ 107,995 $ 118,829 $ 105,847 $ 99,501 $ 101,611 (5.9)% Additional Information Interest expense: property level and corporate debt $ (42,302) $ (40,285) $ (41,352) $ (44,214) $ (46,031) Community level capital expenditures, net (see page 15) $ (18,668) $ (13,909) $ (16,733) $ (17,695) $ (29,356) Number of communities (period end) 363 362 360 360 360 Period end number of units 33,054 33,016 32,765 32,721 32,539 Total Average Units 33,489 33,041 32,921 32,734 32,579 RevPAR $ 3,818 $ 3,916 $ 3,862 $ 3,838 $ 3,863 1.2 % Weighted average unit occupancy 85.2% 84.4% 83.9% 84.0% 84.9% -30 bps RevPOR $ 4,481 $ 4,641 $ 4,603 $ 4,569 $ 4,550 1.5 % Interest Coverage (as of December 31, 2017) 2.4x Net Debt (as of December 31, 2017; see page 19) $ 3,354,474 ($ in 000s, except RevPAR and RevPOR) 2016 2017 YoY Q4 Q1 Q2 Q3 Q4 Q4 Senior Housing: Owned Portfolio

Senior Housing: Leased Portfolio

BROOKDALE
—SENIOR LIVING SOLUTIONS—

($ in 000s, except RevPAR and RevPOR)	2016	2017				YoY
	Q4	Q1	Q2	Q3	Q4	Q4
Resident fee revenue	$ 512,444	$ 516,645	$ 442,462	$ 435,392	$ 415,169	
Less: Facility operating expense	(328,993)	(325,526)	(287,327)	(288,804)	(273,052)	
Leased Portfolio Operating Income	183,451	191,119	155,135	146,588	142,117	*(22.5)%*
Less: G&A Portfolio Allocation *(see page 14)*	(21,592)	(22,362)	(20,394)	(18,860)	(16,686)	
Leased Portfolio Operating Income (adjusted to Include G&A Allocation)	**$ 161,859**	**$ 168,757**	**$ 134,741**	**$ 127,728**	**$ 125,431**	***(22.5)%***
Additional Information						
Total cash lease payments on leased portfolio *(see page 16)*	$ (152,849)	$ (152,041)	$ (129,853)	$ (129,523)	$ (127,647)	
Proceeds from entrance fees, net of refunds and amortization	$ 1,575	$ (173)	$ 541	$ (547)	$ 811	
Community level capital expenditures, net *(see page 15)*	$ (16,585)	$ (14,801)	$ (14,205)	$ (15,397)	$ (29,119)	
Number of communities (period end)	539	476	469	460	434	
Period end number of units	44,081	38,170	37,498	36,954	34,102	
Total Average Units	44,540	43,821	37,912	37,378	35,073	
RevPAR	$ 3,827	$ 3,922	$ 3,883	$ 3,879	$ 3,942	*3.0 %*
Weighted average unit occupancy	86.6%	85.9%	85.2%	85.5%	85.5%	*-110 bps*
RevPOR	$ 4,420	$ 4,564	$ 4,557	$ 4,537	$ 4,610	*4.3 %*
Lease Coverage *(as of December 31, 2017)*					1.01x	

Lease Maturity Information as of December 31, 2017

	Leased communities with purchase options		Leased communities without purchase options		Total leased communities		Twelve months ended December 31, 2017
Initial lease maturities	**Community count**	**Total average units**	**Community count**	**Total average units**	**Community count**	**Total average units**	**Total cash lease payments**
2018	42	2,169	43	4,158	85	6,327	$ 93,134
2019	3	327	48	2,724	51	3,051	48,254
2020	2	301	84	4,513	86	4,814	58,428
2021	—	—	23	1,559	23	1,559	20,962
2022	1	114	11	961	12	1,075	12,597
Thereafter	47	2,541	130	14,735	177	17,276	267,015
Total	95	5,452	339	28,650	434	34,102	$ 500,390

11

New Supply (1)

BROOKDALE
— SENIOR LIVING SOLUTIONS —

Brookdale's Largest 20 Markets - Competitive Summary

	Brookdale in NIC Markets				Competition Within 20 Minute Drive						
Market	Community Count	Total Average Units (IL/AL/MC)	Q4 2017 Weighted Average Unit Occupancy	Q4 2017 RevPAR	New Const. Properties[2]	IL/AL/MC New Const. Units[2]	1 Yr Projected Unit Opens % of Supply[2]	Current Saturation[3]	5 Yr Projected Total Pop Growth[4]	5 Yr Projected Age 75 + Pop w/ Inc. $50k + Growth[4]
Chicago, IL	16	2,602	90.0%	$ 3,977	16	2,047	7.8%	20.5%	1.5%	24.1%
Seattle, WA	25	2,447	87.7%	3,741	2	164	0.8%	27.5%	6.8%	37.3%
Los Angeles, CA	20	2,146	84.0%	3,917	4	550	2.7%	8.5%	3.5%	24.0%
Phoenix, AZ	22	1,767	88.7%	3,808	13	1,841	9.4%	24.3%	8.8%	43.5%
Dallas, TX	25	1,709	85.4%	3,360	14	1,200	5.4%	22.6%	9.2%	39.7%
Portland, OR	17	1,467	93.2%	3,786	3	463	2.8%	37.7%	6.5%	46.0%
Charlotte, NC	18	1,403	90.2%	4,433	2	318	3.2%	33.6%	8.9%	41.5%
Denver, CO	11	1,207	81.9%	4,315	11	1,341	11.1%	23.3%	8.5%	42.8%
Austin, TX	10	1,043	87.8%	5,527	7	934	15.3%	20.9%	13.3%	47.0%
Miami, FL	7	1,041	79.1%	2,820	7	1,097	7.9%	15.8%	6.0%	36.5%
Houston, TX	12	991	86.3%	4,388	7	655	6.7%	14.9%	9.7%	41.2%
San Antonio, TX	12	970	74.2%	3,125	—	—	—%	22.4%	8.4%	35.9%
Detroit, MI	10	955	83.1%	3,206	10	956	6.9%	22.6%	1.5%	31.0%
Jacksonville, FL	9	934	90.0%	3,609	4	419	8.1%	25.8%	6.9%	45.4%
Riverside, CA	9	903	84.5%	3,338	4	599	7.1%	12.4%	5.0%	24.6%
Atlanta, GA	9	858	90.5%	3,402	6	609	6.2%	29.2%	8.0%	46.7%
Orlando, FL	11	848	85.7%	3,687	4	625	9.3%	20.0%	9.1%	46.3%
Tampa, FL	8	845	78.2%	2,916	7	877	8.2%	20.4%	6.1%	40.9%
Santa Rosa, CA	6	843	80.9%	3,931	—	—	—%	18.9%	3.6%	31.4%
New York, NY	8	841	89.2%	6,560	5	466	4.6%	8.0%	3.6%	22.7%
Top 20 Markets	**265**	**25,820**	**86.1%**	**$ 3,889**	**126**	**15,161**	**6.2%**	**21.5%**	**6.7%**	**37.4%**
All Other NIC Markets	**310**	**24,942**	**84.8%**	**$ 3,918**	**82**	**8,184**	**2.3%**	**20.9%**	**4.3%**	**32.1%**

(1) Data reflected is for the consolidated senior housing portfolio only.
(2) NIC MAP Supply Set, Q4 2017 "New Construction" properties with projected open dates through Q4 2018.
(3) Saturation is equal to units per population Age 75+ with income 50k+.
(4) Percentage changes are based on data from ESRI for 2016-2021.

12

13 Resident fee revenue Home Health $ 91,199 $ 92,241 $ 88,561 $ 87,315 $ 89,272 Hospice 12,531 13,346 15,441 17,328 18,248 Outpatient Therapy 9,320 6,375 6,179 5,941 5,937 Other ancillary services 992 10 9 20 39 Segment resident fee revenue 114,042 111,972 110,190 110,604 113,496 (0.5)% Segment Operating Income 16,289 15,629 13,103 9,823 12,793 (21.5)% Segment Operating Margin 14.3% 14.0% 11.9% 8.9% 11.3% -300 bps Less: G&A Allocation (see page 14) (6,331) (7,225) (7,128) (7,091) (7,630) Segment Operating Income (Adjusted to Include G&A Allocation) $ 9,958 $ 8,404 $ 5,975 $ 2,732 $ 5,163 (48.2)% Segment Operating Margin (Adjusted to Include G&A Allocation) 8.7% 7.5% 5.4% 2.5% 4.5% -420 bps Additional Information Interest expense $ (303) $ (288) $ (165) $ (168) $ (132) Community level capital expenditures, net (see page 15) $ (51) $ (22) $ (35) $ (277) $ (3) Home Health average daily census 14,587 15,370 14,821 14,844 15,335 5.1 % Hospice average daily census 863 920 1,033 1,169 1,257 45.7 % Outpatient Therapy treatment codes 307,933 193,853 190,618 178,851 179,132 (41.8)% ($ in 000s) 2016 2017 YoY Q4 Q1 Q2 Q3 Q4 Q4 Ancillary Services

G&A Expense & Transaction Costs

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s)	2016	2017				YoY
	Q4	Q1	Q2	Q3	Q4	Q4
G&A Expense Allocations[1]						
Senior Housing Owned Portfolio allocation	$ 16,163	$ 16,808	$ 17,580	$ 16,326	$ 15,176	
Senior Housing Leased Portfolio allocation	21,592	22,362	20,394	18,860	16,686	
Ancillary Services allocation	6,331	7,225	7,128	7,091	7,630	
Management Services allocation	9,505	11,238	14,184	13,134	12,979	
Total allocations[1]	53,591	57,633	59,286	55,411	52,471	
Non-cash stock-based compensation expense	5,067	7,774	7,246	7,527	5,285	
Integration, Transaction-Related and Strategic Project Costs	8,010	153	558	841	1,261	
General and administrative expense	66,668	65,560	67,090	63,779	59,017	*-11.5%*
Transaction Costs	2,040	7,593	3,339	1,992	9,649	
General and administrative expense and transaction costs	$ 68,708	$ 73,153	$ 70,429	$ 65,771	$ 68,666	*-0.1%*
Allocated G&A Expense as a Percentage of Resident Fee Revenue						
Resident fee revenue	$ 1,010,074	$ 1,016,927	$ 934,070	$ 922,892	$ 906,251	
Senior Housing Owned Portfolio allocation	16,163	16,808	17,580	16,326	15,176	
Senior Housing Leased Portfolio allocation	24,592	22,362	20,394	18,860	16,686	
Ancillary Services allocation	6,331	7,225	7,128	7,091	7,630	
Non-cash stock-based compensation expense	5,067	7,774	7,246	7,527	5,285	
Total	$ 49,153	$ 54,169	$ 52,348	$ 49,804	$ 44,777	
As a % of resident fee revenue	*4.9%*	*5.3%*	*5.6%*	*5.4%*	*4.9%*	

(1) G&A allocations are calculated using a methodology which the Company believes best matches the type of general and administrative cost with the community, segment, or portfolio. Some of the allocations are based on direct utilization and some are based on formulas such as unit proportion. G&A allocations presented herein exclude non-cash stock-based compensation expense and integration, transaction, transaction-related and strategic project costs.

14

15 Community level capital expenditures, including allocations Senior Housing Owned Portfolio $ 18,668 $ 13,909 $ 16,733 $ 17,695 $ 29,356 Senior Housing Leased Portfolio 16,585 14,801 14,205 15,397 29,119 Ancillary Services 51 22 35 277 3 Community level capital expenditures, net 35,304 28,732 30,973 33,369 58,478 65.6 % Corporate capital expenditures 14,059 5,990 7,859 7,636 13,430 (4.5)% Non-Development Capital Expenditures, net 49,363 34,722 38,832 41,005 71,908 45.7 % Development Capital Expenditures, net 7,186 1,064 2,807 3,336 1,616 (77.5)% Total capital expenditures, net $ 56,549 $ 35,786 $ 41,639 $ 44,341 $ 73,524 30.0 % Community level capital expenditures, net, per unit $ 452 $ 374 $ 437 $ 476 $ 864 91.2 % Reconciliation to Additions to PP&E Total capital expenditures, net $ 56,549 $ 35,786 $ 41,639 $ 44,341 $ 73,524 Add: Total lessor reimbursements 12,727 8,044 5,545 4,379 8,218 Add: Change in related payables 421 5,098 (6,542) 1,754 (7,899) Additions to property, plant and equipment and leasehold intangibles, net $ 69,697 $ 48,928 $ 40,642 $ 50,474 $ 73,843 ($ in 000s, except for Community level capital expenditures per unit) 2016 2017 YoY Q4 Q1 Q2 Q3 Q4 Q4 Capital Expenditures

Cash Lease Payments

BROOKDALE
— SENIOR LIVING SOLUTIONS —

($ in 000s)	2016 Q4	2017 Q1	2017 Q2	2017 Q3	2017 Q4	YoY Q4
Operating Leases						
Facility lease expense	$ 91,745	$ 88,807	$ 84,690	$ 84,437	$ 81,787	
Less: Straight-line (income) expense, net	1,786	3,007	3,119	3,078	5,109	
Less: Amortization of (above) below market lease, net	1,699	1,697	1,697	1,697	1,586	
Add: Amortization of deferred gain	1,093	1,093	1,093	1,091	1,089	
Cash operating lease payments[(1)]	$ 96,323	$ 94,604	$ 90,599	$ 90,303	$ 89,571	*(7.0)%*
Capital and Financing Leases						
Interest expense: capital and financing lease obligations	$ 50,451	$ 49,859	$ 32,228	$ 31,999	$ 26,578	
Less: Non-cash interest expense on financing lease obligations	(6,768)	(6,156)	(3,865)	(3,939)	(3,784)	
Add: Lease financing debt amortization	16,409	17,248	14,382	14,626	18,650	
Cash capital and financing lease payments	$ 60,092	$ 60,951	$ 42,745	$ 42,686	$ 41,444	*(31.0)%*
Total cash lease payments[(1)]	**$ 156,415**	**$ 155,555**	**$ 133,344**	**$ 132,989**	**$ 131,015**	***(16.2)%***
Interest Expense Reconciliation to Income Statement						
Interest expense: capital and financing lease obligations	$ 50,451	$ 49,859	$ 32,228	$ 31,999	$ 26,578	
Less: Non-cash interest expense on financing lease obligations	(6,768)	(6,156)	(3,865)	(3,939)	(3,784)	
Interest expense: capital and financing lease obligations - cash payments	43,683	43,703	28,363	28,060	22,794	
Less: Interest income	(694)	(631)	(804)	(1,285)	(1,903)	
Interest expense: debt	42,605	40,573	41,517	44,382	46,163	
Interest expense, net	85,594	83,645	69,076	71,157	67,054	
Add: Amortization of deferred financing costs and debt premium (discount)	2,422	2,591	2,692	3,544	3,854	
Add: Change in fair value of derivatives	150	46	39	74	15	
Add: Non-cash interest expense on financing lease obligations	6,768	6,156	3,865	3,939	3,784	
Add: Interest income	694	631	804	1,285	1,903	
Interest expense per income statement	$ 95,628	$ 93,069	$ 76,476	$ 79,999	$ 76,610	

(1) Includes cash lease payments of $3,566, $3,514, $3,491, $3,466 and $3,368 (in thousands), respectively, for leases of corporate offices and information technology systems and equipment.

16

Unconsolidated Ventures

BROOKDALE
—SENIOR LIVING SOLUTIONS—

($ in 000s)	Q4 2017 Total	Q4 2017 CCRC Venture	Q4 2017 Other Ventures	Year Ended December 31, 2017 Total
Resident fee revenue	$ 343,383	$ 103,784	$ 239,599	$ 1,354,444
Less: Facility operating expenses	(241,729)	(79,473)	(162,256)	(946,477)
Less: G&A expenses including management fees	(17,340)	(5,453)	(11,887)	(71,898)
Less: Facility lease expense	14	—	14	(727)
Adjusted EBITDA of Unconsolidated Ventures	**$ 84,328**	**$ 18,858**	**$ 65,470**	**$ 335,342**
Less: Interest expense, net	(32,766)	(5,998)	(26,768)	(130,468)
Add: Proceeds from entrance fees, net of refunds and amortization	15,883	15,883	—	35,535
Less: Other	289	534	(245)	1,221
Less: Community level capital expenditures, net	(31,196)	(9,820)	(21,376)	(100,621)
Adjusted Free Cash Flow of Unconsolidated Ventures	**$ 36,538**	**$ 19,457**	**$ 17,081**	**$ 141,009**
Statistics				
Brookdale's weighted average unit ownership percentage	23.5%	51.0%	12.7%	23.5%
Non-recourse debt principal of unconsolidated ventures as of December 31, 2017	$ 2,783,650	$ 630,825	$ 2,152,825	$ 2,783,650
Number of communities (period end)	168	16	152	168
Total average units	28,619	7,253	21,367	28,323
Weighted average unit occupancy	84.6%	85.7%	84.3%	85.0%
RevPOR	$ 4,620	$ 5,157	$ 4,435	$ 4,586
Brookdale's Proportionate Share of:				
Adjusted EBITDA of Unconsolidated Ventures	$ 17,723	$ 9,618	$ 8,105	$ 69,856
Adjusted Free Cash Flow of Unconsolidated Ventures	$ 12,037	$ 9,923	$ 2,114	$ 35,416
Debt principal of unconsolidated ventures as of December 31, 2017	$ 594,250	$ 321,720	$ 272,530	$ 594,250

17

18 $2,536,474 $1,334,263 (1) Includes the carrying value of mortgage debt, convertible notes, line of credit and other notes payable, but excludes capital and financing lease obligations. (2) Pertaining to variable rate debt, reflects a) market rates as of December 31, 2017 and b) applicable cap rates for hedged debt. Line of credit available to draw Cash and cash equivalents and marketable securities Total liquidity (available to draw + cash) $1,000,000 $800,000 $600,000 $400,000 $200,000 $0 12/31/2016 03/31/2017 06/30/2017 09/30/2017 12/31/2017 $367,642 $367,473 $364,699 $361,505 $358,191 $216,397 $59,237 $181,307 $537,930 $514,443 $899,435 $546,006 $426,710 $584,039 As of December 31, 2017 Weighted Rate Fixed rate debt 4.89% Variable rate debt (2) 3.65% Total debt and line of credit 4.46% Balance(1) Total debt $ 3,870,737 Total Liquidity ($ in 000s) Debt & Liquidity $872,634 Debt Structure(1) ($ in 000s) Fixed rate debt Variable rate debt with interest rate caps Variable rate debt- unhedged Total variable rate debt $534,338 $799,925

Debt Maturity & Leverage

BROOKDALE
— SENIOR LIVING SOLUTIONS —

Debt Maturity Schedule[1]
($ in 000s)



$1,400,000
$700,000
$0
$495,413
$326,038
$485,977
$336,096
$341,095
$1,886,118
2018 (1)
2019
2020
2021
2022
Thereafter
Debt(2)

	Weighted Rate Debt[2]
2018	3.44%
2019	6.31%
2020	5.23%
2021	5.82%
2022	4.02%
Thereafter	4.05%
Total	**4.46%**

	Total Balance
Debt[2]	$ 3,870,737

(1) Includes carrying value of $309.9 million of convertible notes.

(2) Includes mortgage debt, convertible notes and other notes payable, but excludes capital and financing leases and line of credit and recurring principal amortization.

(3) Leverage ratios include results of operations of communities disposed of through sale or lease termination through the disposition date.

(4) Amounts exclude transaction and strategic project costs of $25.4 million.

Leverage Ratios[3]
($ in 000s)

Year ended December 31, 2017			**Annualized Leverage**
Adjusted EBITDAR[4]	(A)	$ 1,029,029	
Less: Cash operating lease payments *(see page 16)*		(365,077)	
Adjusted EBITDA[4]		663,952	
Less: Cash capital and financing lease payments *(see page 16)*		(187,826)	
Adjusted EBITDA[4] after cash capital and financing lease payments	(B)	476,126	
As of December 31, 2017			
Debt[2]		3,870,737	
Line of credit		—	
Less: Cash and cash equivalents		(222,647)	
Less: Marketable securities		(291,796)	
Less: Cash and escrow deposits - restricted held as collateral against existing debt		(1,820)	
Net Debt	(C)	**3,354,474**	**7.0x** (C/B)
Plus: Cash operating and capital and financing lease payments *(see page 16)* multiplied by 8		4,423,224	
Adjusted Net Debt	(D)	**$ 7,777,698**	**7.6x** (D/A)

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDAR, Adjusted EBITDA and Adjusted EBITDA after cash capital and financing lease payments (in each case excluding transaction and strategic project costs), Net debt, and Adjusted net debt are financial measures that are not calculated in accordance with GAAP. See the definitions of such measures under "Definitions" below and important information regarding such measures, including reconciliations to the most comparable GAAP financial measures, under "Non-GAAP Financial Measures" below.

19

20 (1) Includes results of operations of communities disposed through sale or lease termination through the disposal date. (2) See page 14. G&A allocations presented on this page exclude non-cash stock-based compensation expense of $27,832 and transaction and strategic project costs of $25,386 for the twelve months ended December 31, 2017. Senior Housing: Owned Portfolio(1) Owned Portfolio Operating Income $ 491,678 Less: G&A Portfolio Allocation(2) (65,890) Owned Portfolio Operating Income (Adjusted to Include G&A Allocation) $ 425,788 Net Debt as of December 31, 2017 (see page 19) $ 3,354,474 Total Average Units 32,819 Senior Housing: Leased Portfolio(1) Leased Portfolio Operating Income (Adjusted to Include G&A Allocation)(2) $ 556,657 Total cash lease payments on leased portfolio (see page 16) $ (539,064) Proceeds from entrance fees, net of refunds and amortization $ 632 Total Average Units 38,546 Ancillary Services Segment Operating Income (Adjusted to Include G&A Allocation)(2) $ 22,274 Management Services Segment Operating Income (Adjusted to Include G&A Allocation)(2) $ 24,310 Unconsolidated Ventures Brookdale's Proportionate Share of Adjusted EBITDA $ 69,856 Brookdale's Proportionate Share of non-recourse debt principal as of December 31, 2017 $ 594,250 Total Average Units 28,323 Brookdale's weighted average unit ownership percentage 23.5% Shares outstanding (excluding 4,770,097 unvested restricted shares) as of December 31, 2017 186,505,831 ($ in 000s and are for the trailing twelve months ending December 31, 2017 unless otherwise noted) Net Asset Value Elements

21 Adjusted EBITDA is a non-GAAP financial measure that the Company defines as net income (loss) before provision (benefit) for income taxes; non-operating (income) expense items; depreciation and amortization (including non-cash impairment charges); (gain) loss on sale or acquisition of communities (including gain (loss) on facility lease termination); straight-line lease expense (income), net of amortization of (above) below market rents; amortization of deferred gain; non-cash stock-based compensation expense; and change in future service obligation. For purposes of the Company’s leverage ratios presented under “Debt Maturity & Leverage”, Adjusted EBITDA and Adjusted EBITDA after cash capital and financing lease payments exclude transaction and strategic project costs. Adjusted EBITDAR is a non-GAAP financial measure that the Company defines as Adjusted EBITDA less cash operating lease payments. For purposes of the Company’s leverage ratios presented under “Debt Maturity & Leverage”, Adjusted EBITDAR excludes transaction and strategic project costs. Adjusted Free Cash Flow is a non-GAAP financial measure that the Company defines as net cash provided by (used in) operating activities before: changes in operating assets and liabilities; gain (loss) on facility lease termination; and distributions from unconsolidated ventures from cumulative share of net earnings; plus: proceeds from refundable entrance fees, net of refunds; and property insurance proceeds; less: lease financing debt amortization and Non-Development Capital Expenditures (next page). Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus cash operating and capital and financing lease payments for the relevant period multiplied by 8. Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures is a non-GAAP financial measure calculated based on the Company’s equity ownership percentage and in a manner consistent with the Company’s definition of Adjusted EBITDA for its consolidated entities. The Company’s investments in its unconsolidated ventures are accounted for under the equity method of accounting. Brookdale’s Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures is a non-GAAP financial measure calculated based on the Company’s equity ownership percentage and in a manner consistent with the Company’s definition of Adjusted Free Cash Flow for its consolidated entities. The Company’s investments in its unconsolidated ventures are accounted for under the equity method of accounting and, therefore, the Company’s proportionate share of Adjusted Free Cash Flow of unconsolidated ventures does not represent cash available to the Company’s consolidated business except to the extent it is distributed to the Company. Combined Segment Operating Income is defined by the Company as resident fee and management fee revenue of the Company, less facility operating expenses. Combined Segment Operating Income does not include general and administrative expenses, transaction costs or depreciation and amortization. Community Labor Expenses is a component of facility operating expense that includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday wages, payroll taxes, contract labor, employee benefits, and workers compensation. Development Capital Expenditures means capital expenditures for community expansions and major community redevelopment and repositioning projects, including the Company’s Program Max initiative, and the development of new communities. Amounts of Development Capital Expenditures are presented net of lessor reimbursements received or anticipated to be received. Integration, Transaction, Transaction-Related and Strategic Project Costs are general and administrative expenses. Integration costs include transition costs associated with organizational restructuring (such as severance and retention payments and recruiting expenses), third party consulting expenses directly related to the integration of acquired communities (in areas such as cost savings and synergy realization, branding and technology and systems work), and internal costs such as training, travel and labor, reflecting time spent by Company personnel on integration activities and projects. Transaction and transaction-related costs include third party costs directly related to the acquisition and disposition activity, community financing and leasing activity, our assessment of options and alternatives to enhance stockholder value, and corporate capital structure assessment activities (including stockholder relations advisory matters), and are primarily comprised of legal, finance, consulting, professional fees and other third party costs. Strategic project costs include costs associated with certain strategic projects related to refining the Company's strategy, building out enterprise-wide capabilities (including the electronic medical records (“EMR”) roll-out project) and reducing costs and achieving synergies by capitalizing on scale. Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months property level and corporate debt interest expense. Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio Operating Income, excluding resident fee revenue and facility operating expense of communities disposed during such period adjusted for 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months cash lease payments for both operating leases and capital and financing leases, excluding cash lease payments for leases of corporate offices and information technology systems and equipment. Definitions

22 Leased Portfolio Operating Income is defined by the Company as resident fee revenues (excluding Brookdale Ancillary Services segment revenue), less facility operating expenses for the Company’s Senior Housing Leased Portfolio. Leased Portfolio Operating Income does not include general and administrative expenses (unless otherwise noted), transaction costs or depreciation and amortization. Net Debt is a non-GAAP financial measure that the Company defines as the total of its debt (mortgage debt, convertible notes and other notes payable) and the outstanding balance on the line of credit, less unrestricted cash, marketable securities, and cash held as collateral against existing debt. NM means not meaningful and is used in the year-over-year variance column if either or both periods being compared are negative values. Non-Development Capital Expenditures is comprised of corporate and community-level capital expenditures, including those related to maintenance, renovations, upgrades and other major building infrastructure projects for the Company’s communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions and major community redevelopment and repositioning projects, including the Company’s Program Max initiative, and the development of new communities (i.e., Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements received or anticipated to be received. Owned Portfolio Operating Income is defined by the Company as resident fee revenues (excluding Brookdale Ancillary Services segment revenue), less facility operating expenses for the Company’s Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expenses (unless otherwise noted), transaction costs or depreciation and amortization. RevPAR, or average monthly senior housing resident fee revenues per available unit, is defined by the Company as resident fee revenues, excluding Brookdale Ancillary Services segment revenue and entrance fee amortization, for the corresponding portfolio for the period, divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period. RevPOR, or average monthly senior housing resident fee revenues per occupied unit, is defined by the Company as resident fee revenues, excluding Brookdale Ancillary Services segment revenue and entrance fee amortization, for the corresponding portfolio for the period, divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period. Same Community information reflects historical results from senior housing operations for same store communities (utilizing the Company's methodology for determining same store communities). Segment Operating Income is defined by the Company as segment revenues less segment facility operating expenses. Segment Operating Income does not include general and administrative expenses (unless otherwise noted), transaction costs or depreciation and amortization. Management Services segment operating income excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there are no facility operating expenses associated with the Management Services segment. See the Segment Information note to the Company’s consolidated financial statements for more information regarding the Company’s segments. Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned, managed – 3rd party, or managed – venture communities. Senior Housing Operating Income is defined by the Company as segment revenues less segment facility operating expenses for the Company’s Retirement Centers, Assisted Living and CCRCs–Rental segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expenses, transaction costs or depreciation and amortization. Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased, managed – 3rd party, or managed – venture communities. Total Average Units represents the average number of units operated during the period. Total RevPAR, or average monthly resident fee revenues per available unit, is defined by the Company as resident fee revenues, excluding entrance fee amortization, for the Company for the period, divided by the weighted average number of available units in the Company’s consolidated portfolio for the period, divided by the number of months in the period. Definitions

23 Brookdale West Hartford West Hartford, CT Consolidated Statements of Cash Flows 24 Non-GAAP Financial Measures 25 Appendix

Consolidated Statements of Cash Flows

BROOKDALE
—SENIOR LIVING SOLUTIONS—

($ in 000s)	2016	2017			
	Q4	Q1	Q2	Q3	Q4
Cash Flows from Operating Activities					
Net income (loss)	$ (268,600)	$ (126,361)	$ (46,337)	$ (413,929)	$ 15,021
Adjustments to reconcile net income (loss) to net cash provided by operating activities:					
Loss on extinguishment of debt, net	876	54	42	573	45
Depreciation and amortization, net	131,510	130,078	123,579	121,193	119,908
Goodwill and asset impairment	221,877	20,706	1,559	368,551	18,966
Equity in (earnings) loss of unconsolidated ventures	(1,182)	(981)	4,570	6,722	4,516
Distributions from unconsolidated ventures from cumulative share of net earnings	17,144	439	453	473	6,893
Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,091)	(1,089)
Amortization of entrance fee revenue	(1,084)	(1,198)	(832)	(427)	(444)
Proceeds from deferred entrance fee revenue	2,653	1,927	2,025	567	1,193
Deferred income tax (benefit) provision	(556)	83,310	(2,937)	(31,704)	(63,978)
Straight-line lease income	(1,786)	(3,007)	(3,119)	(3,078)	(5,109)
Change in fair value of derivatives	150	46	39	74	15
Loss (gain) on sale of assets, net	(5,092)	603	547	233	(20,656)
Loss on facility lease termination	—	—	6,368	4,938	2,970
Non-cash stock-based compensation	5,067	7,774	7,246	7,527	5,285
Non-cash interest expense on financing lease obligations	6,768	6,156	3,865	3,939	3,784
Amortization of (above) below market rents, net	(1,699)	(1,697)	(1,697)	(1,697)	(1,586)
Other	(2,777)	(1,398)	(1,571)	(1,730)	(4,120)
Changes in operating assets and liabilities:					
Accounts receivable, net	(6,602)	3,556	8,401	(1,192)	1,982
Prepaid expenses and other assets, net	10,292	(8,630)	27,609	4,344	(1,353)
Accounts payable and accrued expenses	(9,356)	(51,627)	3,645	26,523	16,932
Tenant refundable fees and security deposits	(146)	(297)	82	(17)	(190)
Deferred revenue	(7,913)	8,406	664	(7,557)	(15,430)
Net cash provided by operating activities	88,451	66,766	133,108	83,235	83,555
Cash Flows from Investing Activities					
Change in lease security deposits and lease acquisition deposits, net	(449)	(420)	425	(416)	(1,702)
Change in cash and escrow deposits - restricted	6,837	(629)	(1,092)	(4,619)	7,366
Purchase of marketable securities, net	—	—	(29,779)	(216,597)	(44,811)
Additions to property, plant and equipment and leasehold intangibles, net	(69,697)	(48,928)	(40,642)	(50,474)	(73,843)
Acquisition of assets, net of related payables	—	—	(400)	—	(4,796)
Investment in unconsolidated ventures	(7,306)	(185,971)	(195)	(1,434)	(11,417)
Distributions received from unconsolidated ventures	214,137	1,807	6,238	3,446	17,544
Proceeds from sale of assets, net	78,461	31,675	2,780	115	35,937
Property insurance proceeds	2,777	1,398	1,571	1,461	4,120
Other	6,439	696	251	15	13
Net cash (used in) provided by investing activities	231,199	(200,372)	(60,843)	(268,503)	(71,589)
Cash Flows from Financing Activities					
Proceeds from debt	185,216	34,455	58,116	1,200,476	14,158
Repayment of debt and capital and financing lease obligations	(251,613)	(52,273)	(36,931)	(869,499)	(95,458)
Proceeds from line of credit	—	—	—	100,000	—
Repayment of line of credit	(100,000)	—	—	(100,000)	—
Purchase of treasury stock	(9,640)	—	—	—	—
Payment of financing costs, net of related payables	(1,524)	(321)	(202)	(5,182)	131
Proceeds from refundable entrance fees, net of refunds	6	(902)	(652)	(687)	62
Payment on lease termination	—	—	(552)	—	—
Payments of employee taxes for withheld shares	(205)	(5,112)	(208)	(346)	(223)
Other	323	599	455	532	457
Net cash (used in) provided by financing activities	(177,437)	(23,554)	20,026	325,294	(80,873)
Net increase (decrease) in cash and cash equivalents	142,213	(157,160)	92,291	140,026	(68,907)
Cash and cash equivalents at beginning of period	**74,184**	**216,397**	**59,237**	**151,528**	**291,554**
Cash and cash equivalents at end of period	**$ 216,397**	**$ 59,237**	**$ 151,528**	**$ 291,554**	**$ 222,647**

24

25 This Supplemental Information contains financial measures utilized by management to evaluate the Company’s operating performance and liquidity that are not calculated in accordance with GAAP, including Adjusted EBITDA; the Company's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures; Adjusted EBITDAR, Adjusted EBITDA and Adjusted EBITDAR after cash lease payments (in each case excluding transaction and strategic project costs); Net Debt; Adjusted Net Debt; Adjusted Free Cash Flow; and the Company’s Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures, the Company’s definitions for which are included in the “Definitions” section above. In addition, this section contains reconciliations of the Company’s non-GAAP financial measures Cash From Facility Operations (CFFO), Adjusted CFFO and the Company's proportionate share of CFFO of unconsolidated ventures, which the Company historically reported. These non-GAAP financial measures should not be considered in isolation from or as superior to or as a substitute for net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short- term debt, long-term debt, less current portion, current portion of long-term debt, or other financial measures determined in accordance with GAAP. Management uses these non-GAAP financial measures to supplement the Company’s GAAP results to provide a more complete understanding of the factors and trends affecting the business. Investors are urged to review the reconciliations set forth in this section of such non-GAAP financial measures to their most comparable GAAP financial measures and to review the information under “Reconciliation of Non-GAAP Financial Measures” in the Company’s earnings release dated February 22, 2018 for additional information regarding the Company’s use, and the limitations of, the Company’s non-GAAP financial measures. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP measures may not be comparable to similar measures disclosed by other companies, because not all companies calculate such measures in the same manner. As noted in the Company’s earnings release dated February 22, 2018, the Company changed its definition and calculation of Adjusted EBITDA when it reported results for the second quarter of 2016.  Prior period amounts of Adjusted EBITDA presented herein have been recast to conform to the new definition. See "Reconciliation of Non-GAAP Financial Measures" in the Company’s earnings release dated February 22, 2018 for more information regarding the changes made to the definition and calculation of Adjusted EBITDA.  Accounting Standards Update 2016-15, Statement of Cash Flows - Classification of Certain Cash Receipts and Cash Payments ("ASU 2016-15") is effective for the Company on January 1, 2018 and will be applied retrospectively for all periods presented. Among other things, ASU 2016-15 provides that debt prepayment and extinguishment costs will be classified within financing activities within the statement of cash flows. We have identified $5.1 million, $0.7 million, $10.6 million, and $0.5 million of cash paid for debt modification and extinguishment costs for the fourth quarter of 2016, the second quarter of 2017, the third quarter of 2017, and the fourth quarter of 2017, respectively, which we have determined will be retrospectively classified as cash flows from financing activities and will result in an increase to the amount of net cash provided by operating activities for such quarters. There was no material amount of cash paid for debt modification and extinguishment costs during the first quarter of 2017. We do not anticipate changing our definition of Adjusted Free Cash Flow as a result of our adoption of ASU 2016-15. As a result, we anticipate that in future presentations of Adjusted Free Cash Flow that accompany 2018 financial results, the amount of Adjusted Free Cash Flow for the fourth quarter of 2016, the second quarter of 2017, third quarter of 2017, and the fourth quarter of 2017 will be increased by $5.1 million, $0.7 million, $10.6 million, and $0.5 million, respectively. Non-GAAP Financial Measures

26 Net income (loss) $ (268,600) $ (126,361) $ (46,337) $ (413,929) $ 15,021 (Benefit) provision for income taxes (569) 84,028 (2,735) (31,218) (66,590) Equity in (earnings) loss of unconsolidated ventures (1,182) (981) 4,570 6,722 4,516 Debt modification and extinguishment costs 5,930 61 693 11,129 526 (Gain) loss on sale of assets, net (5,092) 603 547 233 (20,656) Other non-operating income (3,790) (1,662) (2,236) (2,621) (4,899) Interest expense 95,628 93,069 76,476 79,999 76,610 Interest income (694) (631) (804) (1,285) (1,903) Income (loss) from operations (178,369) 48,126 30,174 (350,970) 2,625 Depreciation and amortization 129,088 127,487 120,887 117,649 116,054 Goodwill and asset impairment 221,877 20,706 1,559 368,551 18,966 Loss on facility lease termination 11,113 — 6,368 4,938 2,970 Straight-line lease expense (income) (1,786) (3,007) (3,119) (3,078) (5,109) Amortization of above market lease, net (1,699) (1,697) (1,697) (1,697) (1,586) Amortization of deferred gain (1,093) (1,093) (1,093) (1,091) (1,089) Non-cash stock-based compensation expense 5,067 7,774 7,246 7,527 5,285 Adjusted EBITDA $ 184,198 $ 198,296 $ 160,325 $ 141,829 $ 138,116 ($ in 000s) 2016 2017 Q4 Q1 Q2 Q3 Q4 Adjusted EBITDA Reconciliation Non-GAAP Financial Measures (Continued)

27 Adjusted EBITDAR; Adjusted EBITDA; and Adjusted EBITDA after cash capital and financing lease payments Reconciliations (excluding transaction and strategic project costs) ($ in 000s) 2017 Net income (loss) $ (571,606) Benefit for income taxes (16,515) Equity in loss of unconsolidated ventures 14,827 Debt modification and extinguishment costs 12,409 Gain on sale of assets, net (19,273) Other non-operating income (11,418) Interest expense 326,154 Interest income (4,623) Income (loss) from operations (270,045) Depreciation and amortization 482,077 Goodwill and asset impairment 409,782 Loss on facility lease termination 14,276 Facility lease expense 339,721 Non-cash stock-based compensation expense 27,832 Transaction and strategic project costs 25,386 Adjusted EBITDAR (excluding Transaction and Strategic Project Costs) $ 1,029,029 $ —Facility lease expense $ (339,721) Straight-line lease income (14,313) Amortization of above market lease, net (6,677) Amortization of deferred gain (4,366) Adjusted EBITDA (excluding Transaction and Strategic Project Costs) $ 663,952 Interest expense: capital and financing lease obligations $ (140,664) Non-cash interest expense on financing lease obligations 17,744 Lease financing debt amortization (64,906) Adjusted EBITDA after cash capital and financing lease payments (excluding Transaction and Strategic Project Costs) $ 476,126 Non-GAAP Financial Measures (Continued)

28 Net Debt and Adjusted Net Debt Reconciliations ($ in 000s) 2017 Long-term debt (including current portion) $ 3,870,737 Line of credit — Less: cash and cash equivalents (222,647) Less: marketable securities (291,796) Less: cash held as collateral against existing debt (1,820) Net Debt 3,354,474 Plus: trailing twelve months cash lease payments multiplied by 8 4,423,224 Adjusted Net Debt $ 7,777,698 Adjusted Net Debt to Adjusted EBITDAR (excluding Transaction and Strategic Project Costs) 7.6x Net Debt to Adjusted EBITDA after cash capital and financing lease payments (excluding Transaction and Strategic Project Costs) 7.0x Non-GAAP Financial Measures (Continued)

29 Net cash provided by operating activities $ 88,451 $ 66,766 $ 133,108 $ 83,235 $ 83,555 Net cash provided by (used in) investing activities 231,199 (200,372) (60,843) (268,503) (71,589) Net cash (used in) provided by financing activities (177,437) (23,554) 20,026 325,294 (80,873) Net increase (decrease) in cash and cash equivalents $ 142,213 $ (157,160) $ 92,291 $ 140,026 $ (68,907) Net cash provided by operating activities $ 88,451 $ 66,766 $ 133,108 $ 83,235 $ 83,555 Changes in operating assets and liabilities 13,725 48,592 (40,401) (22,101) (1,941) Proceeds from refundable entrance fees, net of refunds 6 (902) (652) (687) 62 Lease financing debt amortization (16,409) (17,248) (14,382) (14,626) (18,650) Loss on facility lease termination 11,113 — — — — Distributions from unconsolidated ventures from cumulative share of net earnings (17,144) (439) (453) (473) (6,893) Non-development capital expenditures, net (49,363) (34,722) (38,832) (41,005) (71,908) Property insurance proceeds 2,777 1,398 1,571 1,461 4,120 Adjusted Free Cash Flow $ 33,156 $ 63,445 $ 39,959 $ 5,804 $ (11,655) ($ in 000s) 2016 2017 Q4 Q1 Q2 Q3 Q4 Adjusted Free Cash Flow Reconciliation Non-GAAP Financial Measures (Continued)

30 Non-GAAP Financial Measures (Continued) ($ in 000s) 2017 Net cash provided by operating activities $ 366,664 Net cash used in investing activities (601,307) Net cash provided by financing activities 240,893 Net increase in cash and cash equivalents $ 6,250 Net cash provided by operating activities $ 366,664 Changes in operating assets and liabilities (15,851) Proceeds from refundable entrance fees, net of refunds (2,179) Recurring capital expenditures, net (57,203) Lease financing debt amortization with fair market value or no purchase options (61,472) Distributions from unconsolidated ventures from cumulative share of net earnings (8,258) CFFO $ 221,701 Transaction, transaction-related and strategic project costs 37,081 Adjusted CFFO $ 258,782 CFFO and Adjusted CFFO Reconciliations

Non-GAAP Financial Measures (Continued)

BROOKDALE
—SENIOR LIVING SOLUTIONS—

Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures

For purposes of this presentation, amounts for each line item represent the aggregate amounts of such line items for all the Company's unconsolidated ventures.

($ in 000s)	2016	2017				TTM
	Q4	Q1	Q2	Q3	Q4	Q4 2017
Net income (loss)	$ 1,917	$ 8,118	$ (22,935)	$ (40,233)	$ (26,373)	$ (81,423)
Provision for income taxes	227	263	327	323	292	1,205
Debt modification and extinguishment costs	131	13	16	80	21	130
(Gain) loss on sale of assets, net	(724)	(372)	189	20	11	(152)
Other non-operating income (loss)	(781)	(434)	(837)	(617)	(590)	(2,478)
Interest expense	27,183	26,391	35,304	36,119	34,035	131,849
Interest income	(723)	(703)	(750)	(783)	(804)	(3,040)
Income (loss) from operations	27,230	33,276	11,314	(5,091)	6,592	46,091
Depreciation and amortization	48,042	47,528	79,695	79,884	77,189	284,296
Asset impairment	413	2	483	3,911	546	4,942
Straight-line lease expense (income)	—	—	8	4	1	13
Adjusted EBITDA of unconsolidated ventures	**$ 75,685**	**$ 80,806**	**$ 91,500**	**$ 78,708**	**$ 84,328**	**$ 335,342**
Brookdale's weighted average ownership percentage	23.8%	21.2%	19.9%	21.3%	21.0%	20.8%
Brookdale's proportionate share of Adjusted EBITDA of unconsolidated ventures	**$ 17,989**	**$ 17,126**	**$ 18,219**	**$ 16,788**	**$ 17,723**	**$ 69,856**

31

Non-GAAP Financial Measures (Continued)

BROOKDALE
—SENIOR LIVING SOLUTIONS—

Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures

For purposes of this presentation, amounts for each line item represent the aggregate amounts of such line items for all the Company's unconsolidated ventures.

($ in 000s)	2016	2017				TTM
	Q4	Q1	Q2	Q3	Q4	Q4 2017
Net cash provided by operating activities	$ 40,994	$ 59,924	$ 85,867	$ 62,054	$ 61,910	$ 269,755
Net cash provided by (used in) investing activities	5,556	(1,150,080)	(68,585)	(20,267)	(28,593)	(1,267,525)
Net cash (used in) provided by financing activities	(55,554)	1,145,059	(29,166)	(32,514)	(52,315)	1,031,064
Net (decrease) increase in cash and cash equivalents	$ (9,004)	$ 54,903	$ (11,884)	$ 9,273	$ (18,998)	$ 33,294
Net cash provided by operating activities	$ 40,994	$ 59,924	$ 85,867	$ 62,054	$ 61,910	$ 269,755
Changes in operating assets and liabilities	8,617	2,086	(16,559)	(5,615)	6,904	(13,184)
Proceeds from refundable entrance fees, net of refunds	(4,931)	(4,365)	(5,028)	(6,309)	(1,664)	(17,366)
Non-development capital expenditures, net	(26,232)	(17,027)	(23,739)	(28,659)	(31,196)	(100,621)
Property insurance proceeds	—	393	834	614	584	2,425
Adjusted Free Cash Flow of Unconsolidated Ventures	**$ 18,448**	**$ 41,011**	**$ 41,375**	**$ 22,085**	**$ 36,538**	**$ 141,009**
Brookdale's weighted average ownership percentage	36.7%	21.3%	19.1%	30.4%	32.9%	25.1%
Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures	**$ 6,763**	**$ 8,750**	**$ 7,920**	**$ 6,709**	**$ 12,037**	**$ 35,416**

32

33 Non-GAAP Financial Measures (Continued) Brookdale's Proportionate Share of CFFO of Unconsolidated Ventures For purposes of this presentation, amounts for each line item represent the aggregate amounts of such line items for all the Company's unconsolidated ventures. ($ in 000s) 2017 Net cash provided by operating activities $ 269,755 Net cash used in investing activities (1,267,525) Net cash provided by financing activities 1,031,064 Net increase in cash and cash equivalents $ 33,294 Net cash provided by operating activities $ 269,755 Changes in operating assets and liabilities (13,184) Proceeds from refundable entrance fees, net of refunds (17,366) Recurring capital expenditures, net (23,767) CFFO of Unconsolidated Ventures $ 215,438 Brookdale's weighted average ownership percentage 26.3% Brookdale's Proportionate Share of CFFO of Unconsolidated Ventures $ 56,631

Brookdale Senior Living Inc. 111 Westwood Place, Suite 400 Brentwood, TN 37027 (615) 221-2250 www.brookdale.com